Villere Equity Fund
Schedule of Investments
as of May 31, 2024 (Unaudited)

COMMON STOCKS - 86.7%	Shares	Value
Accommodation - 2.5%
Caesars Entertainment, Inc.(a)(b)	28,400	$1,009,904

Administrative and Support Services - 3.2%
Visa, Inc. - Class A(b)	4,730	1,288,736

Ambulatory Health Care Services - 3.3%
Option Care Health, Inc.(a)	45,055	1,343,540

Beverage and Tobacco Product Manufacturing - 4.1%
Monster Beverage Corp.(a)	24,090	1,250,753
PepsiCo, Inc.	2,475	427,927
		1,678,680

Broadcasting and Content Providers - 1.6%
Paramount Global - Class B(b)	55,805	664,638

Chemical Manufacturing - 6.4%
Abbott Laboratories	3,600	367,884
Colgate-Palmolive Co.	5,485	509,886
Ligand Pharmaceuticals, Inc.(a)	20,320	1,728,216
		2,605,986

Computer and Electronic Product Manufacturing - 11.3%
IDEXX Laboratories, Inc.(a)(b)	2,645	1,314,433
Microchip Technology, Inc.(b)	5,285	513,860
ON Semiconductor Corp.(a)(b)	17,570	1,283,313
Roper Technologies, Inc.	2,725	1,451,771
		4,563,377

Credit Intermediation and Related Activities - 5.9%
Euronet Worldwide, Inc.(a)	12,365	1,441,512
First Hawaiian, Inc.	16,105	327,415
JPMorgan Chase & Co.	3,110	630,179
		2,399,106

Food Manufacturing - 2.0%
Lamb Weston Holdings, Inc.(b)	4,985	440,125
Mondelez International, Inc. - Class A	5,690	389,936
		830,061

Insurance Carriers and Related Activities - 5.2%
Palomar Holdings, Inc.(a)	15,255	1,294,234
Progressive Corp.	3,820	806,708
		2,100,942

Management of Companies and Enterprises - 1.0%
First Interstate BancSystem, Inc. - Class A	15,725	417,342

Merchant Wholesalers, Durable Goods - 5.5%
Pool Corp.(b)	4,900	1,781,395
STERIS PLC(b)	2,005	446,874
		2,228,269

Merchant Wholesalers, Nondurable Goods - 4.0%
On Holding AG - Class A(a)(b)	38,255	1,627,368

Mining (except Oil and Gas) - 4.0%
Freeport-McMoRan, Inc.	31,010	1,635,157

Miscellaneous Manufacturing - 8.2%
Johnson & Johnson	2,570	376,942
Stryker Corp.	4,280	1,459,865
Teleflex, Inc.	7,060	1,476,034
		3,312,841

Petroleum and Coal Products Manufacturing - 1.0%
Chevron Corp.	2,555	414,677

Plastics and Rubber Products Manufacturing - 0.9%
Newell Brands, Inc.	45,160	348,635

Professional, Scientific, and Technical Services - 1.1%
OmniAb, Inc.(a)(b)	99,569	432,129
OmniAb, Inc.(a)(c)	7,705	0
OmniAb, Inc.(a)(c)	7,705	0
		432,129
Publishing Industries - 1.2%
Microsoft Corp.	1,140	473,248

Support Activities for Mining - 4.2%
Atlas Energy Solutions, Inc.(b)	69,845	1,691,646

Support Activities for Transportation - 4.7%
J.B. Hunt Transport Services, Inc.	11,845	1,904,084

Telecommunications - 1.0%
Verizon Communications, Inc.	10,155	417,878

Transit and Ground Passenger Transportation - 3.2%
Uber Technologies, Inc.(a)	19,850	1,281,516

Transportation Equipment Manufacturing - 1.2%
Lockheed Martin Corp.	1,000	470,340
TOTAL COMMON STOCKS (Cost $28,563,486)		35,140,100

CONVERTIBLE PREFERRED STOCKS - 1.1%	Shares	Value
Credit Intermediation and Related Activities - 1.1%
Bank of America Corp., Series L, 7.25%, Perpetual	360	428,040
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $452,144)		428,040

SHORT-TERM INVESTMENTS - 42.0%
Investments Purchased with Proceeds from Securities Lending - 29.8%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.52%(d)	12,066,931	12,066,931

Money Market Funds - 12.2%	Shares
Invesco Government & Agency Portfolio - Class Institutional, 5.24%(d)	4,946,664	4,946,664
TOTAL SHORT-TERM INVESTMENTS (Cost $17,013,595)		17,013,595

TOTAL INVESTMENTS - 129.8% (Cost $46,029,225)		$52,581,735
Liabilities in Excess of Other Assets - (29.8)%		(12,067,339)
TOTAL NET ASSETS - 100.0%		$40,514,396

Percentages are stated as a percent of net assets.

AG - Aktiengesellschaft
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of May 31, 2024. The total market value of these securities was $11,793,532 which represented 29.1% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of May 31, 2024.

(d)	The rate shown represents the 7-day effective yield as of May 31, 2024.

Summary of Fair Value Disclosure at May 31, 2024 (Unaudited)

The Villere Equity Fund (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2024. See the Schedule of Investments for an industry breakout.

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$35,140,100	$–	$0	(a)	$35,140,100
Convertible Preferred Stocks	428,040	–	–		428,040
Investments Purchased with Proceeds from Securities Lending(b)	–	–	–		12,066,931
Money Market Funds	4,946,664	–	–		4,946,664
Total Investments	$40,514,804	$–	$0	(a)	$52,581,735

Refer to the Schedule of Investments for additional information.

(a)	Amount is less than $0.50.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

The following is a reconciliation of the Equity Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of August 31, 2023	$0
Acquisitions	-
Dispositions	-
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation/depreciation	-
Transfer in and/or out of Level 3	-
Balance as of May 31, 2024	$0
Change in unrealized appreciation/depreciation for Level 3 investments held at May 31, 2024	$-

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Adviser, as the Funds' Valuation Designee, oversees valuation techniques.

Type of Security	Fair Value at 5/31/24	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stock	$0.00	Issue Price	Market Data	$0.00